UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________
FORM 8-K
___________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 23, 2023
___________________
PERMIAN RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)
___________________

Delaware	001-37697	47-5381253
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 N. Marienfeld St., Suite 1000
Midland, Texas 79701
(Address of principal executive offices, including zip code)
(432) 695-4222
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
___________________
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	PR	The New York Stock Exchange
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The 2023 Annual Meeting of Shareholders of Permian Resources Corporation (the “Company”) was held on May 23, 2023 (the “Annual Meeting”). At the Annual Meeting, the shareholders of the Company approved the Permian Resources Corporation 2023 Long Term Incentive Plan (the “Plan”) to, among other things, increase the maximum number of shares of the Company’s Class A common stock, par value $0.0001 per share (the “Common Stock”), issuable under the Plan from 44,250,000 shares to 69,250,000 shares (as stated, the “Plan”). The Company’s Board of Directors (the “Board”) had previously approved the Plan, subject to stockholder approval.

The principal terms of the Plan are described in the Company’s proxy statement for the Annual Meeting, filed with the Securities and Exchange Commission on April 11, 2023, which description is incorporated herein by reference and is qualified in its entirety by reference to the full text of the Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated into this Item 5.02 by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the shareholders of the Company (i) elected three Class I directors to the Board for a term of three years expiring at the Company’s annual meeting of shareholders to be held in 2026, or, for each, until her or his successor is duly elected and qualified, (ii) approved, by a non-binding advisory vote, the Company’s named executive officer compensation, (iii) approved the Permian Resources Corporation 2023 Long Term Incentive Plan and (iv) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The voting results for each proposal were as follows:

1. To elect the three directors to the Board of Directors:

	For	Against	Abstain	Broker Non-Votes
Maire Baldwin	469,516,391	12,354,707	265,316	31,054,477
Aron Marquez	466,982,697	14,888,977	264,740	31,054,477
Robert Tichio	460,931,920	20,938,988	265,506	31,054,477

2. To approve, by a non-binding advisory vote, the Company’s named executive officer compensation:

For	Against	Abstain	Broker Non-Votes
479,309,496	2,506,711	320,207	31,054,477

3. To approve the Permian Resources Corporation 2023 Long Term Incentive Plan:

For	Against	Abstain	Broker Non-Votes
419,763,335	62,110,185	262,894	31,054,477

4. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023:

For	Against	Abstain
511,065,980	1,986,085	138,826

Item 9.01. Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
10.1	Permian Resources Corporation 2023 Long Term Incentive Plan
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERMIAN RESOURCES CORPORATION

By:	/s/ GUY M. OLIPHINT
Guy M. Oliphint Executive Vice President and Chief Financial Officer

Date:	May 23, 2023